SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 18, 2011

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-10909	22-2343568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 450, New York, New York 10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the  appropriate  box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The Merger — General.

On January 19, 2011 (the “Closing Date”), NBS Acquisition Company LLC (“Subco”), a newly formed wholly-owned subsidiary of NeoStem, Inc. (“NeoStem”), merged (the “Merger”) with and into Progenitor Cell Therapy, LLC, a Delaware limited liability company (“PCT”), with PCT as the surviving entity, in accordance with the terms of the Agreement and Plan of Merger, dated September 23, 2010 (the “Merger Agreement”), among NeoStem, PCT and Subco.  As a result of the consummation of the Merger, NeoStem acquired all of the membership interests of PCT, and PCT is now a wholly-owned subsidiary of NeoStem.  PCT is engaged in a wide range of services in the stem cell therapy market for the treatment of human disease, including but not limited to contract manufacturing, product and process development, consulting, product characterization and comparability, and storage, distribution, manufacturing and transportation of cell therapy products.

Pursuant to the terms of the Merger Agreement, all of the membership interests of PCT outstanding immediately prior to the effective time of the Merger (the “Effective Time”) were converted into the right to receive, in the aggregate, (i) 10,600,000 shares of the common stock, par value $0.001 per share, of NeoStem (the “NeoStem Common Stock”) (reflecting certain final price adjustments agreed to at the closing) and (ii) warrants to purchase an aggregate 3,000,000 shares of NeoStem Common Stock as follows:

(i)
common stock purchase warrants to purchase one million (1,000,000) shares of NeoStem Common Stock, exercisable over a seven year period at an exercise price of $7.00 per share (the “$7.00 Warrants”), and which will vest only if a specified business milestone (described in the Merger Agreement) is accomplished within three (3) years of the Closing Date of the Merger; and

(ii)	common stock purchase warrants to purchase one million (1,000,000) shares of NeoStem Common Stock exercisable over a seven year term at an exercise price of $3.00 per share (the “$3.00 Warrants”); and

(iii)
common stock purchase warrants to purchase one million (1,000,000) shares of NeoStem Common Stock exercisable over a seven year period at an exercise price of $5.00 per share (the “$5.00 Warrants” and, collectively with the $7.00 Warrants and the $3.00 Warrants, the “Warrants”).

The Warrants will be delivered in book entry form to the former members of PCT as promptly as possible after the Effective Time and NeoStem’s receipt of appropriate letters of transmittal from the former members.  The Warrants are redeemable in certain circumstances.  Transfer of the shares issuable upon exercise of the Warrants is restricted until the one year anniversary of the Closing Date.

In accordance with the Merger Agreement, NeoStem has deposited into an escrow account with the escrow agent (who is initially NeoStem’s transfer agent), 10,600,000 shares of NeoStem Common Stock for eventual distribution to the former members of PCT (subject to downward adjustment to satisfy any indemnification claims of NeoStem, all as described in the Merger Agreement).  The Escrow Agreement is filed as Exhibit 10.4 of this Current Report on Form 8-K.

The issuance of NeoStem securities in the Merger was approved at a special meeting of stockholders of NeoStem held on January 18, 2011 (the “NeoStem Special Meeting”) (see Item 5.07 below), on which date the Merger was approved at a special meeting of members of PCT (the “PCT Special Meeting”).

The description of the Merger contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached to NeoStem’s Joint Proxy Statement/Prospectus dated December 16, 2010 and filed with the Securities and Exchange Commission on December 17, 2010 (the “Joint Proxy Statement/Prospectus”), and is incorporated by reference as Exhibit 2.1 of this Current Report on Form 8-K.

The above description of the Warrants does not purport to be complete and is qualified in its entirety by reference to the Warrant Agreement between NeoStem and Continental Stock Transfer & Trust Company, and the forms of $3.00 Global Warrant, $5.00 Global Warrant and $7.00 Global Warrant attached thereto, which is filed as Exhibit 4.1 of this Current Report on Form 8-K.

Business Relationships Between NeoStem and PCT Existing Prior to the Merger.

Prior to the Merger, NeoStem and PCT had entered into certain agreements with each other for the provision of various services, as described in the Joint Proxy Statement/Prospectus.

Interests of Certain PCT Officers in the Merger.

Certain officers of PCT entered into employment agreements with PCT that became effective upon the closing of the Merger.  The terms of these employment agreements are described in the Joint Proxy Statement/Prospectus.  The Employment Agreements with Andrew L. Pecora (who will serve as Chief Medical Officer of PCT in a part-time capacity after the Merger) and Robert A. Preti (who will serve as President of PCT and Chairman of the to-be-formed Quality Assurance and Ethics Committee after the Merger) are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively.  In addition, Dr. Pecora will be invited to join the Board of Directors of NeoStem, as described in the Joint Proxy Statement/Prospectus.

Dr. Pecora (PCT’s Chairman, CEO and Chief Medical Officer prior to the Merger), Mr. Preti (PCT’s President and Chief Scientific Officer prior to the Merger), and George S. Goldberger (PCT’s Chief Business and Financial Officer, Treasurer and Secretary prior to the Merger) beneficially owned approximately 17.4%, 16.9% and 2.5%, respectively, of the membership interests of PCT outstanding immediately prior to the Merger.  Certain of the shares of NeoStem Common Stock that will be issued to these individuals in connection with the Merger will be released from escrow earlier than the first release of shares for other former members of PCT for the purpose of enabling them to pay taxes that will be due as a result of the Merger.

In addition, NeoStem has agreed to repay PCT’s credit line with Northern New Jersey Cancer Associates (“NNJCA”), in an amount equal to $3 million, within seven days of the closing.  Dr. Pecora has served as Managing Partner of NNJCA since 1996.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Compensatory Arrangements.

Amendment to the 2009 Plan.

At the NeoStem Special Meeting held on January 18, 2011, the stockholders of NeoStem duly approved an amendment to the NeoStem, Inc. 2009 Equity Compensation Plan (the “2009 Plan”) to increase the number of shares of NeoStem Common Stock authorized for issuance thereunder by 4,000,000 shares (that is, from 13,750,000 shares to 17,750,000 shares), and NeoStem thereupon effected such amendment to the 2009 Plan.  Persons eligible to receive restricted and unrestricted stock awards, options, stock appreciation rights or other awards under the 2009 Plan are those employees, consultants and directors of NeoStem and its subsidiaries who, in the opinion of the Compensation Committee of NeoStem’s Board of Directors, are in a position to contribute to NeoStem’s success.  A description of the 2009 Plan and the amendment thereto is set forth in the Joint Proxy Statement/Prospectus, and the full text of the 2009 Plan, as amended, is filed as Exhibit 10.3 of this Current Report on Form 8-K.

Equity Awards.

On the Closing Date of the Merger, and in accordance with their respective employment agreements, NeoStem issued to Robert A. Preti, Andrew L. Pecora, George S. Goldberger and Daryl LeSueur, options covering an aggregate of 1,200,000 shares of NeoStem Common Stock.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the NeoStem Special Meeting held on January 18, 2011 (for a full description of each such matter see the Joint Proxy Statement/Prospectus), as well as the final voting results with respect to each such matter:

The proposal to approve the issuance of NeoStem securities in connection with the Merger pursuant to the Merger Agreement among NeoStem, PCT and Subco was approved by the stockholders.  The final voting results with respect to this matter were as follows:  44,180,657 votes for; 646,405 votes against; 508,724 votes abstaining; and 11,671,477 broker non-votes.

The proposal to approve an amendment to the NeoStem, Inc. 2009 Equity Compensation Plan (the “2009 Plan”) to increase the number of shares of NeoStem Common Stock authorized for issuance thereunder by 4,000,000 shares (that is, from 13,750,000 shares to 17,750,000 shares), was approved by the stockholders.  The final voting results with respect to this matter were as follows:  42,504,879 votes for; 2,609,658 votes against; 221,249 votes abstaining; and 11,671,477 broker non-votes.

The proposal to approve an amendment to NeoStem’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of NeoStem Common Stock at a ratio within the range of 1:2 to 1:5, as determined by the NeoStem Board of Directors, in the event it is deemed by the NeoStem Board of Directors advisable in connection with permitting NeoStem to maintain its listing with the NYSE Amex or to list NeoStem Common Stock on any other exchange, was approved by the stockholders.  The final voting results with respect to this matter were as follows:  53,265,298 votes for; 3,514,688 votes against; 227,277 votes abstaining; and 0 broker non-votes.

The proposal to approve the issuance of NeoStem Common Stock upon the conversion or redemption of the NeoStem Series E 7% Senior Convertible Preferred Stock and upon exercise of the warrants issued with such shares of preferred stock was approved by the stockholders.  The final voting results with respect to this matter were as follows:  44,468,689 votes for; 567,255 votes against; 299,842 votes abstaining; and 11,671,477 broker non-votes.

Item 7.01.	Regulation FD Disclosure.

NeoStem intends, from time to time, to present and/or distribute to the investment community and utilize at various industry and other conferences a slide presentation.  The slide presentation is accessible on NeoStem’s website at www.neostem.com and is attached hereto as Exhibit 99.1.  NeoStem undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or  otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act of the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing.

Item 8.01.	Other Events.

On January 20, 2011, NeoStem issued a press release announcing the effectiveness of the Merger.  A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions.  These forward-looking statements are subject to risks and uncertainties that may cause actual future experience and results to differ materially from those discussed in these forward-looking statements.  Important factors that might cause such a difference include, but are not limited to, events and factors disclosed previously and from time to time in NeoStem’s filings with the Securities and Exchange Commission (the “SEC”), including NeoStem’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “10-K”) and Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed after such 10-K.  Additionally, this Current Report on Form 8-K contains forward-looking statements with respect to the Merger.  Important factors that might cause such a difference relating to the Merger include the factors disclosed in NeoStem’s filings as set forth above and in the proxy statement / prospectus included in NeoStem’s registration statement on Form S-4 filed with the SEC in connection with the Merger.  NeoStem’s further development is highly dependent on future medical and research developments and market acceptance, which is outside its control.  NeoStem may experience difficulties in integrating PCT’s business and could fail to realize potential benefits of the Merger.  Acquisitions may entail numerous risks for NeoStem, including difficulties in assimilating acquired operations, technologies or products, including the loss of key employees from acquired businesses.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of business acquired
(b) Pro Forma Financial Information

No financial statements of PCT or pro forma financial information with respect to PCT and NeoStem are required to be filed with, or incorporated in, this 8-K.   NeoStem included in its Registration Statement on Form S-4 pertaining to the Merger (which was declared effective on December 16, 2010) certain financial statements of PCT and pro forma information because based on the information it had at the time the registration statement was filed, including estimates as to the value of the merger consideration to be issued, NeoStem believed that PCT would meet the definition of a "significant subsidiary" under Regulation S-X 3-05 and 8-04.   However, based on updated information, NeoStem believes that PCT does not meet the definition of a "significant subsidiary."

(d)  Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of September 23, 2010 (incorporated by reference to Exhibit 2.1 to NeoStem’s Current Report on Form 8-K filed on September 23, 2010).

4.1
Warrant Agreement, dated as of January 19, 2011, between NeoStem, Inc. and Continental Stock Transfer & Trust Company, with the forms of $3.00 Warrant, $5.00 Warrant and $7.00 Warrant attached thereto.

10.1	Employment Agreement, dated as of September 23, 2010 and effective on January 19, 2011, by and between Progenitor Cell Therapy, LLC, NeoStem, Inc. and Andrew L. Pecora.

10.2	Employment Agreement, dated as of September 23, 2010 and effective on January 19, 2011, by and between Progenitor Cell Therapy, LLC, NeoStem, Inc. and Robert A. Preti.

10.3	NeoStem, Inc. 2009 Equity Compensation Plan, as amended.

10.4	Escrow Agreement, dated as of January 19, 2011, among NeoStem, Inc., Progenitor Cell Therapy, LLC, Andrew Pecora as PCT Representative and Continental Stock Transfer & Trust Company, as Escrow Agent.

99.1	Slide Presentation of NeoStem, Inc. dated January 2011*

99.2	Press release dated January 20, 2011.

          *Exhibit 99.1 is furnished as part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, NeoStem, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name: Catherine M. Vaczy
Title: Vice President and General Counsel

Date:  January 21, 2011